Exhibit 24
                                   ----------
                                POWER OF ATTORNEY

         Each person whose signature appears below designates and appoints CURTIS M. STEVENS and ANTON C. KIRCHHOF, JR., and each of them, his or her true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 200,000 shares of common stock of Louisiana-Pacific Corporation, to be issued pursuant to the Louisiana-Pacific Corporation 2000 Non-Employee Director Restricted Stock Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he or she could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 29th day of July, 2000.

              Signature                                 Title

        /s/ MARK A. SUWYN
        --------------------------           Chairman, Chief Executive Officer,
        Mark A. Suwyn                        and Director(Principal Executive Officer)


        /s/ CURTIS M. STEVENS
        --------------------------
        Curtis M. Stevens                    Vice President, Treasurer, and Chief
                                             Financial Officer (Principal Financial and Accounting Officer)


        /s/ WILLIAM C. BROOKS
        --------------------------
        William C. Brooks                    Director

        /s/ E. GARY COOK
        --------------------------
        E. Gary Cook                         Director

        /s/ ARCHIE W. DUNHAM
        --------------------------
        Archie W. Dunham                     Director

        /s/ PAUL W. HANSEN
        --------------------------
        Paul W. Hansen                       Director

        /s/ DONALD R. KAYSER
        --------------------------
        Donald R. Kayser                     Director

        /s/ BRENDA LAUDERBACK
        --------------------------
        Brenda Lauderback                    Director

        /s/ PATRICK F. McCARTAN
        --------------------------
        Partick F. McCartan                  Director

        /s/ LEE C. SIMPSON
        --------------------------
        Lee C. Simpson                       Director

        /s/ COLIN D. WATSON
        --------------------------
        Colin D. Watson                      Director